Exhibit 10.1
AMENDMENT

to a Committed Revolving Credit Facility Agreement, no. 0106-36-28285, dated November 27th 2013, in the original amount of USD 50,000,000, as amended from time to time, (the “Agreement”), between

(A)Norđurál Grundartangi ehf., reg. no: 570297-2609, as the Borrower, and

(B)Landsbankinn hf., reg. no. 471008-0280, as the Bank and Lender.

The Borrower and the Bank have agreed to make the following amendments to the Agreement:

1.Termination Date

Definition of “Termination Date” in Clause 1.1 of the Agreement shall hereafter be as follows:

““Termination Date”
means December 9th, 2028.”

2.    Other Provisions

The Borrower shall pay the Bank an arrangement fee of USD 200,000 - two hundred thousand United States Dollars. Furthermore, the Borrower shall pay the bank a documentation fee of ISK 50,000 - fifty thousand Icelandic Kronas. The Borrower agrees that the arrangement fee will be charged to the Borrower's bank account no. 0186-38-100220, and the documentation fee will be charged to the Borrower's bank account no. 0186-26-20.

Otherwise, as not explicitly stated in this amendment, the Agreement, as previously amended, shall be unaffected and continue to be fully enforceable by the Bank. In addition, all security of any kind granted initially in favor of the Bank to secure liability of the Borrower arising under the Agreement (whether or not assigned to the Bank) shall remain fully effective. Such security shall secure all monies owed (now and in the future) by the Borrower to the Bank both under the Agreement as varied by the amendment and under any other document, howsoever arising.

[Signature page follows]

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The parties hereto have caused this amendment to be duly executed in Reykjavfk on _ June 2026, and this Amendment shall become effective on the date of its execution.

In confirmation of the above, this document is attested with a hand-written signature and witnessed or signed with a valid electronic signature in accordance with Act No. 55/2019, on Electronic Identification and Trust Services for Electronic Commerce.

On behalf of the Borrower                On behalf of the Bank

__________________________            __________________________

__________________________            __________________________

Witnesses to the correct date and signature

_________________________________        _________________________________
Name Id. No.     Name Id. No.

Undirritunarsíða

Eftir umboði
Kristinn Bjarnason

Undirritað af:
Kristinn Bjarnason
0508703839
Dags: 14.07.2026
Tími: 12:32:04
Ástæða:
Viðskiptasamningur
(viðauki)
Signet ID: 1629b4d4-
c459-4628-86a1-
9425a1e71251

F.h. Landsbankans hf.
Lilja Björk Einarsdóttir

Undirritað af:
Lilja Björk Einarsdóttir
0408733339
Dags: 15.07.2026
Tími: 19:11:00
Ástæða:
Viðskiptasamningur
(viðauki)
Signet ID: 1629b4d4-
c459-4628-86a1-
9425a1e71251

F.h. Landsbankans hf.
Ólafur Magnús Magnússon

Undirritað af:
Ólafur Magnús
Magnússon
0105693899
Dags: 14.07.2026
Tími: 12:31:25
Ástæða:
Viðskiptasamningur
(viðauki)
Signet ID: 1629b4d4-
c459-4628-86a1-